UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   November 16, 2004

                              THE DRESS BARN, INC.
             (Exact name of registrant as specified in its charter)

                                   Connecticut
                 (State or other Jurisdiction of Incorporation)


0-11736                                                06-0812960
Commission File                                    (I.R.S. Employer
Number)                                            Identification No.)


30 Dunnigan Drive, Suffern, New York                      10901
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code    (845) 369-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (ss General Instruction A.2. below):

     _ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     _ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     _ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     _ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

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Section 1 - Registrant's Business and Operations.

Item 1.01 - Entry Into A Material Definitive Agreement

On November 16, 2004, The Dress Barn, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Agreement"), dated November 16, 2004, among the Company, Maurices Incorporated, a Delaware corporation (the "Maurices"), and American Retail Group, Inc., a Delaware corporation (the "Seller"). Per the terms of the Agreement, the Seller agrees to sell, transfer and assign to the Company, and Company agrees to purchase, on the Closing Date, all of the outstanding shares of Maurices for a purchase price of $320 million, subject to certain adjustments. The transaction is subject to the satisfaction of certain conditions precedent set forth in the Agreement, including, without limitation, the receipt of required consents and the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

On November 17, 2004, the Company issued a news release announcing the execution of the Agreement and earnings guidance. A copy of the news release is attached to this Form 8-K as Exhibit 99.1.


Section 9 - Financial Statements and Exhibits.

Item 9.01 - Financial Statements And Exhibits.


Exhibit Number              Description
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99.1        Press Release, issued November 17, 2004 of The Dress Barn, Inc.
            (filed with this Current Report on Form 8-K)


SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   THE DRESS BARN INC.
                                                   (Registrant)


                                                    BY: /S/ ARMAND CORREIA
                                                        Armand Correia
                                                        Senior Vice President
                                                        (Principal Financial
                                                        and Accounting Officer)





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                                  EXHIBIT INDEX




Exhibit Number              Description
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99.1             Press Release, issued November 17, 2004 of The Dress Barn, Inc.
                 (filed with this Current Report on Form 8-K)